Groups of assets and liabilities held for sale	12 Months Ended
Jun. 30, 2018
Groups Of Assets And Liabilities Held For Sale
Groups of assets and liabilities held for sale

34. Groups of assets and liabilities held for sale

As mentioned in Note 4.(k), the investment in Israir has been reclassified to "Group of assets and liabilities held for sale". Additionally, IDB Tourism is currently negotiating the sale of its equity interests in Open Sky Ltd., but the terms and conditions of such sale have not yet been finalized. The assets and liabilities related to the Open Sky Ltd. transaction have been also reclassified. Furthermore, the equity interest of the Group in Adama and the related non-recourse loan, had been reclassified to assets and liabilities held for sale before the disposal as of November 22, 2016 (Note 4.(n)). Additionally, an area adjacent to Tilvoli, valued at Ps. 521 is included.

 Pursuant to IFRS 5, assets and liabilities held for sale have been valued at the lower between their carrying value and fair value less cost of sale. Given some assets’ carrying value was higher; an impairment loss of Ps. 231 has been recorded for the year ended June 30, 2017.

The following table shows the main assets and liabilities classified as held for sale:

	06.30.18	06.30.17
Property, plant and equipment	2,698	1,712
Intangible assets	32	19
Investments in associates	47	33
Deferred income tax assets	103	57
Investment properties	521	5
Income tax credit	-	10
Trade and other receivables	1,444	688
Cash and cash equivalents	347	157
Total group of assets held for sale	5,192	2,681
Trade and other payables	1,957	930
Salaries and social security liabilities	-	148
Employee benefits	150	52
Deferred income tax liability	16	10
Borrowings	1,120	715
Total group of liabilities held for sale	3,243	1,855
Total net financial assets held for sale	1,949	826